NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


                      WARRANT TO PURCHASE COMMON STOCK OF

                                POWER2SHIP, INC.
                                -----------------

     This  is  to  certify  that                     (the "Holder") is entitled,
                                 -------------------
subject  to  the  terms  and  conditions  hereinafter  set  forth,  to  purchase
                                   (        )  shares of Common Stock, par value
---------------------------------   --------
$.001 per share (the "Common Shares"), of Power2Ship, Inc. a Nevada corporation (the "Company"), from the Company at the price per share and on the terms set forth herein and to receive a certificate for the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check or other check acceptable to the Company, payable to the order of the Company.

     The  purchase rights represented by this Warrant are exercisable commencing
with  the  date  hereof  through  and including           , 200   at a price per
                                                -----------------
Common  Share  of  $     .
                    ----

     Notwithstanding any provisions herein to the contrary, the Holder may, by electing on the attached Subscription Form, exercise the Warrant for a number of Common Shares determined in accordance with the following formula:

X = Y(A-B)
    ------
      A

Where:
X = The number of Common Shares to be issued to the Holder
Y = The number of Common Shares for which this Warrant is being exercised
A = The fair market value of one share Common Share
B = Exercise Price per Common Share (as adjusted to the date of such exercise)

For purposes of the foregoing calculation, the "fair market value" per share shall be the closing price of the Common Shares on the exchange or electronic quotation service on which the Common Shares are then listed or quoted, or if such a price is not available, the average of the high and low bid and asked prices for the Common Shares on such date.

     The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole or in part, from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Warrant, the Company shall cancel this Warrant on surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder.

     This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     In the event that the outstanding Common Shares hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

     (a) The aggregate number, price and kind of Common Shares subject to this Warrant shall be adjusted appropriately;

     (b) Rights under this Warrant, both as to the number of subject Common Shares and the Warrant exercise price, shall be adjusted appropriately; and

     (c) In the event of dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, this Warrant shall terminate, but the registered owner of this Warrant shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise this Warrant in whole or in part to the extent that it shall not have been exercised.

     The foregoing adjustments and the manner of application of the foregoing provisions may provide for the elimination of fractional share interests.

     The Company shall not be required to issue or deliver any certificate for Common Shares purchased on exercise of this Warrant or any portion thereof prior to fulfillment of all the following conditions:

     (a) The completion of any required registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

     (b) The obtaining of any approval or other clearance from any federal or state government agency which is necessary;

     (c) The obtaining from the registered owner of the Warrant, as required in the sole judgment of the Company, a representation in writing that the owner is acquiring such Common Shares for the owner's own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, if the Warrants and the related shares have not been registered under the Securities Act; and

     (d) The placing on the certificate, as required in the sole judgment of the Company, of an appropriate legend and the issuance of stop transfer instructions in connection therewith if this Warrant and the related shares have not been registered under the Act to the following effect:

       "THE  SECURITUIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN
        REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE LAWS OF ANY STATE AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED."

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its duly authorized officer.

                                POWER2SHIP,  INC.


                                BY: /s/ Richard Hersh
                                   ------------------------------------------
                                   Richard  Hersh,  Chief  Executive  Officer

                                DATED:             ,  200
                                      -------------      ----

                                SUBSCRIPTION FORM

(To be executed by the registered holders to exercise the rights to purchase Common Shares evidenced by the within Warrant.)


Power2Ship,  Inc.
903  Clint  Moore  Road
Boca  Raton,  Florida  33487

     The  undersigned,  being  the  registered  holder  of the Warrant issued by
Power2Ship,  Inc.  for  the  purchase  of                   Common Shares issued
                                          -----------------
                   , 2005 accompanying this letter, hereby irrevocably exercises
------------------
such  Warrant  for            Common Shares and herewith makes payment therefore
                  ------------
by (check one):      check accompanying this Subscription Form or       cashless
               ------                                            --------
exercise in accordance with the Warrant, and requests that a certificate for such Common Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.

If such number of Common Shares shall not be all of the Common Shares issuable upon exercise of the attached Warrant, then a new Warrant shall be issued in the name of the undersigned for the balance remaining of such Common Shares less any fraction of a Common Share paid in cash.

Dated:
      -------------------

                                   ---------------------------------
                                   Print Name of Investor


                                   ---------------------------------
                                   Print Name of Joint Investor
                                   (if applicable)


                                   ---------------------------------
                                   Signature of Investor


                                   ---------------------------------
                                   Signature of Joint Investor
                                   (if applicable)


                                   Address:
                                           -------------------------------

                                           -------------------------------

                                           -------------------------------